UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 21, 2012

Cardinal Health, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-11373	31-0958666
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7000 Cardinal Place, Dublin, Ohio 43017

(Address of principal executive offices) (Zip Code)

(614) 757-5000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

On May 21, 2012, Cardinal Health, Inc. (the “Company”) issued and sold $250 million aggregate principal amount of 1.900% notes due 2017 (the “2017 Notes”) and $250 million aggregate principal amount of 3.200% notes due 2022 (the “2022 Notes”, and, together with the 2017 Notes, the “Notes”). In connection therewith, on May 16, 2012, the Company entered into an underwriting agreement (the “Underwriting Agreement”) with J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the underwriters named in Schedule II thereto. The offering is being made pursuant to the Company’s effective registration statement on Form S-3 (Registration Statement No. 333-169073) previously filed with the Securities and Exchange Commission (the “Registration Statement”). The foregoing description of the Underwriting Agreement is qualified in its entirety by reference to the text of the Underwriting Agreement, a copy of which is filed as Exhibit 1.1 to this report.

The Notes are governed by an Indenture dated as of June 2, 2008 between the Company and The Bank of New York Mellon Trust Company, N.A., formerly known as The Bank of New York Trust Company, N.A. (the “Indenture”). The 2017 Notes are filed as Exhibit 4.1 to this report and the 2022 Notes are filed as Exhibit 4.2.

In connection with the issuance of the Notes, Rylan O. Rawlins, Associate General Counsel of the Company, and Shearman & Sterling LLP, counsel to the Company, have delivered opinions to the Company, regarding the legality of the Notes upon issuance and sale thereof. A copy of these opinions are attached as Exhibits 5.1 and 5.2 to this report.

The Company incorporates by reference the exhibits filed herewith into the Registration Statement, pursuant to which the Notes were registered.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

1.1	Underwriting Agreement, dated as of May 16, 2012, between Cardinal Health, Inc. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the underwriters named in Schedule II thereto.

4.1	Form of 2017 Notes.

4.2	Form of 2022 Notes.

5.1	Opinion of Rylan O. Rawlins, Associate General Counsel of the Company.

5.2	Opinion of Shearman & Sterling LLP.

23.1	Consent of Rylan O. Rawlins, Associate General Counsel of the Company (included in Exhibit 5.1).

23.2	Consent of Shearman & Sterling LLP (included in Exhibit 5.2).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cardinal Health, Inc. (Registrant)

Date: May 21, 2012	By:	/s/ Stuart G. Laws
Name: Stuart G. Laws
Title: Senior Vice President and Chief Accounting Officer

EXHIBIT INDEX

1.1	Underwriting Agreement, dated as of May 16, 2012, between Cardinal Health, Inc. and J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated and Morgan Stanley & Co. LLC, as representatives of the underwriters named in Schedule II thereto.

4.1	Form of 2017 Notes.

4.2	Form of 2022 Notes.

5.1	Opinion of Rylan O. Rawlins, Associate General Counsel of the Company.

5.2	Opinion of Shearman & Sterling LLP.

23.1	Consent of Rylan O. Rawlins, Associate General Counsel of the Company (included in Exhibit 5.1).

23.2	Consent of Shearman & Sterling LLP (included in Exhibit 5.2).